EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certification accompanies the issuer’s Quarterly Report on Form 10-QSB, for the quarterly period ended September 30, 2004, and is not filed, as provided in Release 33-8212, 34-47551.

In connection with the accompanying Quarterly Report of Central Valley Community Bancorp (“CVCB”) on Form 10-QSB for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gayle Graham, Chief Financial Officer of CVCB, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CVCB.

A signed original of this written statement required by Section 906 has been provided to Central Valley Community Bancorp and will be retained by Central Valley Community Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 02, 2004

/s/ G. Graham .
GAYLE GRAHAM
Chief Financial Officer